SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

                              ------------------
                      Deutsche Massachusetts Tax-Free Fund


                  Deutsche Strategic High Yield Tax-Free Fund


                      Deutsche Managed Municipal Bond Fund


The following disclosure replaces similar disclosure contained under the "Derivatives" sub-heading of the "PRINCIPAL INVESTMENT STRATEGY" sections of the summary section and "Fund Details" section of each fund's prospectus.


DERIVATIVES. Portfolio management generally may use interest rate swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to manage the duration of the investment portfolio (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). Portfolio management may also use tender option bond transactions to seek to enhance potential gains.


The fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a "TOB Trust"). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ("TOB Floaters"), which are sold to third party investors, and residual inverse floating rate interests ("TOB Inverse Floater Residual Interests"), which are generally held by the fund.


The fund may also use various types of derivatives (i) for hedging; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

The following disclosure replaces "Inverse floating rate securities risk" contained under the "MAIN RISKS" of the summary section of each fund's prospectus.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.

The following disclosure replaces "Inverse floating rate securities risk" contained under the "MAIN RISKS" of the "Fund Details" section of each fund's prospectus.


TENDER OPTION BONDS RISK. The fund's participation in tender option bond transactions may reduce the fund's returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.


December 18, 2015
PROSTKR-563

                                                   Deutsche Asset
                                                   & Wealth Management [DB Logo]





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The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in a TOB Inverse Floater Residual Interests on recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interest.


The impact of changes in the structure of TOBs to address compliance with the Volcker Rule remains untested. Such changes could make early unwinds of TOB Trusts more likely in adverse market scenarios, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.

               Please Retain This Supplement for Future Reference


December 18, 2015
PROSTKR-563
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